UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2021

IT TECH PACKAGING, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-34577	20-4158835
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Science Park, Juli Road Xushui District, Baoding City Hebei Province, People’s Republic of China	072550
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (86) 312-8698215

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ITP	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into Material Definitive Agreement

On February 24, 2021, IT Tech Packaging, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Maxim Group LLC, as the underwriter ( the “Underwriter”), pursuant to which the Company agreed to issue and sell to the Underwriter in a firm commitment underwritten public offering (the “Offering”) an aggregate of 26,666,666 shares (the “Shares”) of common stock, $0.001 par value per share, of the Company (the “Common Stock”), 13,333,333 warrants (the “Warrants”) to purchase up to 13,333,333 shares of the Common Stock (the “Warrant Shares”) at a price of $0.75 per Share and accompanying 0.5 Warrant less underwriting discounts and commissions. In addition, under the Underwriting Agreement, the Company granted the Underwriter a 45-day option to purchase up to an additional 2,611,200 shares of Common Stock (the “Option Shares” ) and/or up to an additional 1,305,600 Warrants (the “Option Warrants”) at the public offering price less underwriting discounts and commissions. The Underwriter has exercised its option to purchase the Option Shares and the Option Warrants. Under the terms of the Underwriting Agreement, each of the Company’s executive officers, directors and stockholders of more than 5% of the outstanding Common Stock signed lock-up agreements pursuant to which each agreed, subject to certain exceptions, not to transact in the Common Stock for a period of 60 days following March 1, 2021.

The Warrants are exercisable commencing on March 1, 2021 at an exercise price of $0.75 and will expire on March 1, 2026. In the event of a stock split, stock dividend, combination, subsequent right offering or reclassification of the outstanding shares of Common Stock, the exercise price and the number of shares issuable upon exercise of the Warrants shall be proportionately adjusted.

The Company intends to use the aggregate net proceeds of the Offering primarily for working capital and general corporate purposes. The Company received gross proceeds of approximately $22.0 million before deducting underwriting discounts and commissions and estimated offering expenses. The Offering closed on March 1, 2021. Maxim Group LLC acted as sole bookrunning manager for the Offering.

The Underwriting Agreement contains customary representations, warranties, and covenants by the Company. It also provides for customary indemnification by each of the Company and the Underwriter, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), other obligations of the parties and termination provisions.

In connection with the Offering, on March 1, 2021, the Company entered into a Warrant Agency Agreement (the “Warrant Agreement”) with Empire Stock Transfer Inc. (“Empire”), pursuant to which Empire agreed to act as warrant agent with respect to the Warrants.

The Offering was made pursuant to the Company’s effective shelf registration statement on Form S-3 and an accompanying prospectus (Registration No. 333- 223160) initially filed with the Securities and Exchange Commission (the “SEC”) on February 22, 2018, as amended on June 11, 2018, and declared effective by the SEC on June 19, 2018, as supplemented by prospectus supplement filed with the SEC on February 26, 2021, and the Registration Statement on Form S-3 (Registration No. 333- 253476) which became automatically effective upon filing with the SEC on February 24, 2021 pursuant to Securities Act Rule 462(b).

A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. Copies of the Warrant Agency Agreement and the form of Warrant are filed as Exhibit 4.1 and 4.2 to this Current Report on Form 8-K and are incorporated herein by reference. The foregoing descriptions of the material terms of the Underwriting Agreement, the Warrant Agency Agreement and the Warrants do not purport to be complete and are qualified in their entirety by reference to such exhibits, which are incorporated herein by reference. A copy of the legal opinion of Loeb & Loeb LLP relating to the validity of the securities offered is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that involve risks and uncertainties, such as statements related to the anticipated amount of net proceeds from the Offering and the intended use of such proceeds. The risks and uncertainties involved include the Company’s ability to satisfy certain conditions to closing on a timely basis or at all, as well as other risks detailed from time to time in the Company’s filings with the SEC. You are cautioned not to place undue reliance on forward-looking statements, which are based on the Company’s current expectations and assumptions and speak only as of the date of this report. The Company does not intend to revise or update any forward-looking statement in this report to reflect events or circumstances arising after the date hereof, except as may be required by law.

Item 8.01. Other Events

On February 24, 2021, the Company issued a press release regarding the transaction described in Item 1.01, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit Number	Description

1.1	Underwriting Agreement dated as of February 24, 2021 by and among IT Tech Packaging Inc. and Maxim Group LLC

4.1	Warrant Agency Agreement, dated March 1, 2021, between IT Tech Packaging Inc. and Empire Stock Transfer Inc.

4.2	Form of Common Stock Purchase Warrant

5.1	Opinion of Loeb & Loeb LLP

23.1	Consent of Loeb & Loeb LLP (included in Exhibit 5.1)

99.1	Press Release dated February 24, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 1, 2021	IT TECH PACKAGING, INC.

	By:	/s/Zhenyong Liu
	Name:	Zhenyong Liu
	Title:	Chief Executive Officer

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